                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Chateau Gardens

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Chateau Gardens for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Club Apartment Associates

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Club Apartment Associates for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Country Villa Associates, L.P.

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Country Villa Associates, L.P. for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Countrybrook Associates

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Countrybrook Associates for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Cross Creek Limited Partnership

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Cross Creek Limited Partnership for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Grandland Realty Associates, Ltd.

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Grandland Realty Associates, Ltd. for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Kemar Townhouse Associates, L.P.

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Kemar Townhouse Associates, L.P. for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Lakeland East Limited Partnership

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Lakeland East Limted Partnership for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Marten Manor Realty Associates, L.P.

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Marten Manor Realty Associates, L.P. for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997

                                  [Letterhead]


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Orlando-Lake Conway Limited Partnership

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our report dated February 7, 1997 with respect to the audit of Orlando-Lake Conway Limited Partnership for the year ended December 31, 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

                                           FREEMAN & VESSILLO, CPA, PC
                                           /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 2, 1997